UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 26, 2005

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32274	86-1075595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Acquisition of PCX Holdings, Inc. and Subsidiaries

This Form 8-K/A amends Item 9.01 of the Registrant’s Current Report on Form 8-K filed September 26, 2005 regarding the consummation of the acquisition by Archipelago Holdings, Inc. (“Archipelago”) of PCX Holdings, Inc. (“PCXH”) and all of its wholly-owned subsidiaries, including the Pacific Exchange, Inc. (“Pacific Exchange”) and PCX Equities, Inc. (“PCX Equities”), under the terms of an Amended and Restated Agreement and Plan of Merger (“Amended Agreement”) that was originally executed on January 3, 2005 (and reported on a Current Report on Form 8-K filed January 4, 2005) and amended on July 22, 2005 (and reported on a Current Report on Form 8-K filed July 22, 2005).  The Pacific Exchange operates an exchange for trading options as well as provides self regulatory services, including regulatory and market management services, for options and equity trading.

The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

Item 9.01. Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired

The required financial statements of business acquired as of December 31, 2004 and for the year ended December 31, 2004 are being filed as Exhibit 99.1 and are incorporated herein by reference.

The required financial statements of business acquired as of June 30, 2005 and for the six months ended June 30, 2005 and 2004 are being filed as Exhibit 99.2 and are incorporated herein by reference.

(b)                              Pro Forma Financial Information

The required pro forma financial information as of June 30, 2005, for the year ended December 31, 2004 and for the six months ended June 30, 2005 is being filed as Exhibit 99.3 and is incorporated herein by reference.

(c)                               Exhibits

See Index to Exhibits.

Forward-Looking Statements

Certain statements in this filing may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Archipelago’s current expectations and involve risks and uncertainties that could cause Archipelago’s actual results to differ materially from those set forth in the statements. There can be no assurance that such expectations will prove to be correct. Factors that could cause Archipelago’s results to differ materially from current expectations include: general economic and business conditions, industry trends, competitive conditions, regulatory developments as well as other risks or factors identified in the Company’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ending December 31, 2004 which is available on the Company’s website at http://www.archipelago.com. You should not place undue reliance on forward-looking statements, which speak only as of the date of this filing. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2005	Archipelago Holdings, Inc.

/s/ Nelson Chai
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Consolidated financial statements of PCX Holdings, Inc. and Subsidiaries as of December 31, 2004 and for the year then ended

99.2	Unaudited condensed consolidated financial statements of PCX Holdings, Inc. and Subsidiaries as of June 30, 2005 and for the six months ended June 30, 2005 and 2004

99.3	Unaudited pro forma condensed combined financial statements